UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22749

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 506-3899

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - December 31, 2019

Item 1. Schedule of Investments.

Resource Real Estate Diversified Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2019 (Unaudited)

	Interest /Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (0.02%)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.02%)
Morgan Stanley Capital I Trust, Class B	5.538%	02/12/2044	$76,873	$76,790

TOTAL BONDS & NOTES
(Cost $76,128)				76,790

		Shares	Value
PREFERRED STOCKS (22.11%)
TRADED REAL ESTATE INVESTMENT TRUSTS (22.11%)
AGNC Investment Corp., Series E(a)	6.500%	263,000	6,745,950
American Finance Trust, Inc., Series A(a)	7.500%	185,000	4,671,250
American Homes 4 Rent, Series D(a)	6.500%	118,835	3,112,289
Annaly Capital Management, Inc., Series F(a)	6.950%	250,000	6,462,500
ARMOUR Residential REIT, Inc., Series B(a)	7.875%	115,000	2,887,650
Brookfield Property Partners LP, Series A2(a)	6.375%	207,025	5,492,373
Chimera Investment Corp., Series D(a)	8.000%	100,000	2,632,000
Chimera Investment Corp., Series B(a)	8.000%	120,000	3,212,400
City Office REIT, Inc., Series A(a)	6.625%	45,000	1,161,000
Colony Capital, Inc., Series E(a)	8.750%	74,026	1,872,858
Dynex Capital, Inc., Series B(a)	7.625%	200,000	5,060,000
Global Medical REIT, Inc., Series A(a)	7.500%	98,378	2,651,277
Global Net Lease, Inc., Series B(a)	6.875%	125,000	3,205,000
Global Net Lease, Inc., Series A(a)	7.250%	75,000	1,982,250
Monmouth Real Estate Investment Corp., Series C(a)	6.125%	99,948	2,490,704
New Residential Investment Corp., Series A(a)	7.500%	200,000	5,286,000
New York Mortgage Trust, Inc., Series C(a)	7.875%	105,000	2,629,200
New York Mortgage Trust, Inc., Series E(a)	7.875%	98,000	2,473,520
Pebblebrook Hotel Trust, Series F(a)	6.300%	100,000	2,570,000
Sotherly Hotels, Inc., Series B(a)	8.000%	120,000	3,127,200
Two Harbors Investment Corp., Series A(a)	8.125%	150,000	4,162,500
Two Harbors Investment Corp., Series C(a)	7.250%	110,000	2,874,300
UMH Properties, Inc., Series C(a)	6.750%	160,000	4,182,400

TOTAL PREFERRED STOCKS
(Cost $76,675,644)			80,944,621

REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY (87.37%)
PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (0.67%)
InvenTrust Properties Corp.(b)(c)(d)		446,837	1,394,652
NorthStar Healthcare Income, Inc.(b)(c)(d)		168,566	1,060,914
			2,455,566

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (64.98%)
ACRES Capital Debt Opportunity Fund, LP(d)	12,115,897	$11,832,804
Ares Real Estate Enhanced Income Fund(d)	N/A	7,200,657
Ares US Real Estate Fund IX(d)	6,980,902	6,648,450
Bain Capital Real Estate I-B, LP(d)	N/A	1,781,442
Broadstone Net Lease, Inc.(d)	23,529	1,899,999
Brookfield Premier Real Estate Partners(d)	10,335	14,126,119
Brookfield Real Estate Finance Fund V(d)	13,915,954	9,824,998
Carlyle Property Investors L.P.(d)	10,632	14,246,889
Clarion Lion Industrial Trust(d)	7,909	16,836,044
Clarion Lion Properties Fund, LP(d)	11,258	17,447,810
Clarion Partners Debt Investment Fund, LP(d)	N/A	6,820,094
Clarion Ventures 4(d)	N/A	13,616,321
Harrison Street Core Property Fund(d)	11,210	15,767,672
Heitman Core Real Estate Debt Income Trust, LP(d)	24,624	25,287,083
Menlo Equities Absolute Return Fund(d)	14,086	16,204,923
Metlife Commercial Mortgage Income Fund, LP(d)	9,800	10,065,201
Nuveen US Core Plus Real Estate Debt Fund(d)	42	3,708,651
PGIM Real Estate US Debt Fund(d)	21,481	25,073,278
Sculptor Real Estate Credit Fund, LP(d)	10,859,098	5,870,092
Truman 2016 SC5, LLC(d)	N/A	868,336
UBS Trumbull Property Fund(d)	700	7,374,942
Voya Commercial Mortgage Lending Fund Lp(d)	5,338	5,431,291
		237,933,096
TRADED REAL ESTATE INVESTMENT TRUSTS (21.72%)
Ares Commercial Real Estate Corp.(a)	235,775	3,734,676
Blackstone Mortgage Trust, Inc., Class A(a)	205,000	7,630,100
Brookfield Property Partners LP(a)	225,000	4,113,000
Healthpeak Properties, Inc.(a)	200,000	6,894,000
Ladder Capital Corp., Class A(a)	395,000	7,125,800
Medical Properties Trust, Inc.(a)	335,000	7,071,850
Park Hotels & Resorts, Inc.(a)	204,790	5,297,917
Spirit Realty Capital, Inc.(a)	150,000	7,377,000
STAG Industrial, Inc.(a)	173,160	5,466,661
Starwood Property Trust, Inc.(a)	275,000	6,836,500
TPG RE Finance Trust, Inc.(a)	337,000	6,830,990
Ventas, Inc.(a)	108,000	6,235,920
Welltower, Inc.(a)	60,000	4,906,800
		79,521,214
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY
(Cost $295,588,554)		319,909,876

	Clearing Firm	Notional Amount	Number of Contracts	Value
PURCHASED OPTIONS (0.19%)
iShares U.S. Real Estate ETF, Put, Exercise Price $89, (expiring 03/20/20)	BNP Paribas	$77,256,400	8,300	$688,900

TOTAL PURCHASED OPTIONS
(Cost $972,335)				688,900

	Shares	Value
SHORT TERM INVESTMENT (2.18%)
Dreyfus Treasury Cash Management, Institutional Class, 1.48%(e)	7,993,323	7,993,323

TOTAL SHORT TERM INVESTMENT
(Cost $7,993,323)		7,993,323

INVESTMENTS, AT VALUE (111.87%)
(Cost $381,305,984)		$409,613,510

SECURITIES SOLD SHORT (-0.29%)
(Proceeds $1,070,700)		$(1,070,700)

LINE OF CREDIT (-14.17%)		(51,872,512)
Other Liabilities In Excess Of Other Assets (2.60%)(f)		9,487,773

NET ASSETS (100.00%)		$366,158,071

(a)	All or a portion of each of these securities have been segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $157,687,095.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $2,455,566, representing 0.67% of net assets.
(d)	Illiquid/restricted security. See chart below.
(e)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.
(f)	Includes cash held as collateral for written options.

REIT - Real Estate Investment Trusts.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/16/18 - 7/11/19	ACRES Capital Debt Opportunity Fund, LP	$12,000,000	$11,832,804	3.23%
02/22/19 - 12/27/19	Ares Real Estate Enhanced Income Fund	7,200,657	7,200,657	1.97%
12/14/18 - 12/19/19	Ares US Real Estate Fund IX	6,733,362	6,648,450	1.82%
11/14/18 - 12/18/19	Bain Capital Real Estate I-B, LP	2,025,424	1,781,442	0.49%
12/30/16	Broadstone Net Lease, Inc.	913,135	1,899,999	0.52%
10/01/19 - 12/30/19	Brookfield Premier Real Estate Partners	14,000,000	14,126,119	3.86%
06/26/17 - 10/31/19	Brookfield Real Estate Finance Fund V	10,018,754	9,824,998	2.68%
07/01/2019 - 10/01/19	Carlyle Property Investors L.P.	13,987,157	14,246,889	3.89%
01/01/14 - 12/30/19	Clarion Lion Industrial Trust	11,604,713	16,836,044	4.60%
01/01/14 - 05/31/19	Clarion Lion Properties Fund, LP	14,379,784	17,447,810	4.76%
02/14/17 - 05/21/19	Clarion Partners Debt Investment Fund, LP	6,868,221	6,820,094	1.86%
07/01/16 - 07/10/19	Clarion Ventures 4	9,793,571	13,616,321	3.72%
01/03/18 - 10/03/19	Harrison Street Core Property Fund	15,087,291	15,767,672	4.31%
07/27/17 - 11/13/17	Heitman Core Real Estate Debt Income Trust, LP	25,000,000	25,287,083	6.91%
02/06/15	InvenTrust Properties Corp.	1,331,032	1,394,652	0.38%
06/28/19	Menlo Equities Absolute Return Fund	16,000,000	16,204,923	4.42%
10/02/17 - 04/02/18	Metlife Commercial Mortgage Income Fund, LP	9,999,875	10,065,201	2.75%
11/27/13 - 03/12/15	NorthStar Healthcare Income, Inc.	1,195,477	1,060,914	0.29%
05/31/19 - 12/30/19	Nuveen US Core Plus Real Estate Debt Fund	4,227,000	3,708,651	1.01%
07/31/17 - 03/29/18	PGIM Real Estate US Debt Fund	25,000,000	25,073,278	6.85%
06/28/17 - 09/26/19	Sculptor Real Estate Credit Fund, LP	6,195,254	5,870,092	1.60%
06/24/16 - 10/21/19	Truman 2016 SC5, LLC	347,428	868,336	0.24%
01/04/16 - 10/01/18	UBS Trumbull Property Fund	7,553,387	7,374,942	2.01%
10/11/19 - 12/30/19	Voya Commercial Mortgage Lending Fund Lp	5,400,000	5,431,291	1.48%
	Total	$226,861,522	$240,388,662	65.65%

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2019
ACRES Capital Debt Opportunity Fund, LP	$11,832,804	N/A	N/A	$–
Ares Real Estate Enhanced Income Fund(a)	7,200,657	Quarterly	90	6,799,343
Ares US Real Estate Fund IX	6,648,450	N/A	N/A	5,766,638
Bain Capital Real Estate I-B, LP	1,781,442	N/A	N/A	8,217,735
Broadstone Net Lease, Inc.	1,899,999	Quarterly	10	–
Brookfield Premier Real Estate Partners	14,126,119	Quarterly	90	–
Brookfield Real Estate Finance Fund V	9,824,998	N/A	N/A	14,698,168
Carlyle Property Investors L.P.(b)	14,246,889	N/A	N/A	3,000,000
Clarion Lion Industrial Trust	16,836,044	Quarterly	90	1,500,000
Clarion Lion Properties Fund, LP	17,447,810	Quarterly	90	–
Clarion Partners Debt Investment Fund, LP	6,820,094	N/A	N/A	5,158,972
Clarion Ventures 4	13,616,321	N/A	N/A	963,242
Harrison Street Core Property Fund	15,767,672	Quarterly	45	–
Heitman Core Real Estate Debt Income Trust, LP(c)	25,287,083	Quarterly	90	–
Menlo Equities Absolute Return Fund(d)	16,204,923	Annually	30	–
Metlife Commercial Mortgage Income Fund, LP	10,065,201	Quarterly	90	4,000,000
Nuveen US Core Plus Real Estate Debt Fund(e)	3,708,651	Quarterly	90	5,773,000
PGIM Real Estate US Debt Fund	25,073,278	Quarterly	90	–
Sculptor Real Estate Credit Fund, LP	5,870,092	N/A	N/A	15,123,208
Truman 2016 SC5, LLC	868,336	N/A	N/A	–
UBS Trumbull Property Fund	7,374,942	Quarterly	60	–
Voya Commercial Mortgage Lending Fund Lp	5,431,291	N/A	N/A	12,600,000

(a)	Redemptions are subject to a two-year holding period from the underlying fund's initial capital call on December 17, 2018.
(b)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on July 1, 2019.
(c)	Redemptions are subject to a three-year holding period from the date of the underlying fund's initial close on July 27, 2017.
(d)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on June 28, 2019.
(e)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on May 31, 2019.

Schedule Of Written Options

At December 31, 2019, the Fund had the following outstanding written options:

	Counterparty	Number of Contracts	Exercise Price	Maturity Date	Notional Value	Value
Call Options
iShares U.S. Real Estate ETF	BNP Paribas	(8,300)	$96.00	3/20/2020	$(77,256,400)	$(751,150)

Put Options
iShares U.S. Real Estate ETF	BNP Paribas	(8,300)	$85.00	3/20/2020	(77,256,400)	(319,550)

Total Written Options (Premiums $936,738)					$(154,512,800)	$(1,070,700)

See Notes to Quarterly Portfolio of Investments.

Resource Real Estate Diversified Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2019

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate, LLC (the “Adviser”). The Fund’s investment objectives are to produce income and to achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares. Class A shares commenced operations on March 12, 2013; Class C and Class I shares commenced operations on August 1, 2014; Class W shares commenced operations on November 24, 2014; and Class L shares commenced operations on July 10, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C Shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee (the “Valuation Committee”) using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board” or “Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Valuation of Private REITs – The Fund invests a portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). Private REITs report their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potential illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of December 31, 2019:

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bonds & Notes(a)	$–	$76,790	$–	$–	$76,790
Preferred Stocks(a)	80,944,621	–	–	–	80,944,621
Real Estate Investment Trusts - Common Equity(a)
Public Non-Traded Real Estate Investment Trusts	–	–	2,455,566	–	2,455,566
Private Real Estate Investment Trusts & Private Investment Funds (Measured at net asset value)(b)	–	–	–	237,933,096	237,933,096
Traded Real Estate Investment Trusts	79,521,214	–	–	–	79,521,214
Purchased Options	688,900	–	–	–	688,900
Short Term Investments	7,993,323	–	–	–	7,993,323
TOTAL	$169,148,058	$76,790	$2,455,566	$237,933,096	$409,613,510

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Written Options	$(1,070,700)	$–	$–	$–	$(1,070,700)
TOTAL	$(1,070,700)	$–	$–	$–	$(1,070,700)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2019. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities. Note that distributions received from REITs may be classified as dividends, capital gains and/or return of capital. The Fund does not estimate how much of the distributions from REITs is considered net investment income, capital gains, and/or return of capital at the time distributions are received; instead, the Fund completes this classification based on estimates at the end of each semi-annual period and at the end of each fiscal year. The Fund also makes interim estimates as appropriate to complete other financial reporting.

Industry Concentration – As of December 31, 2019, the Fund had 110% of the value of its net assets invested within the real estate industry. Any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. This may increase the risk of loss in the Fund and increase the volatility of the Fund's NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund's use of derivative instruments and hedging activities:

The Fund’s investment objectives permit the Fund to enter into various types of derivative contracts, such as options. In doing so, the Adviser may employ strategies in differing combinations to permit the Fund to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factor:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non-hedging purposes, such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission and foreign exchanges. A written call option obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Subsequent Event - On December 7, 2019, Resource America, Inc., the Adviser, Resource Alternative Advisor, LLC (“Resource Alternative Advisor,” and together with Resource America and the Adviser, “Resource”) and C-III entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which GSAM will acquire certain assets related to Resource’s investment management business (the “Transaction”). The Adviser is the investment adviser to the Fund; Resource Alternative Advisor is the investment adviser to the Resource Credit Income Fund; Resource America is the parent company of the Adviser and Resource Alternative Advisor; and C-III is the parent company of Resource America. The Transaction is targeted to close in the second quarter of 2020, but is subject to certain approvals and conditions to closing, including the approval of the Reorganization (as defined below) by the Fund’s shareholders at a special meeting of the Fund’s shareholders (the “Special Meeting”) to be held in 2020.

On December 3, 2019, at a meeting of the Board, the Board considered and unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among the Fund, the Adviser, the Goldman Sachs Real Estate Diversified Income Fund (the “GS Real Estate Fund”), a to-be registered closed-end management investment company to be operated as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, and GSAM (the investment adviser to the GS Real Estate Fund). Pursuant to the Plan of Reorganization, if various conditions are satisfied, the Fund will be reorganized into the GS Real Estate Fund, whereby the GS Real Estate Fund will receive substantially all of the assets and assume certain stated liabilities of the Fund (the “Reorganization”). In connection with the Reorganization, each shareholder of the Fund will receive shares of the GS Real Estate Fund. The Reorganization is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the reorganization.

Until the Reorganization is complete, the Fund will remain open to new accounts and shareholders can continue to purchase shares and submit repurchase requests subject to the current limitations and conditions described in this prospectus.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	February 27, 2020

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	February 27, 2020